                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                             ---------------------


                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 10, 2002
                                        -----------------


                     CAPITAL ONE MULTI-ASSET EXECUTION TRUST

                             CAPITAL ONE FUNDING LLC

             (Exact name of registrant as specified in its charter)


           Virginia                                     333-75276                       54-2058720
------------------------------------               ------------------               --------------------
(State or other jurisdiction of                      (Registration                     (IRS Employer
        incorporation)                              Statement Number)               Identification No.)


140 East Shore Drive, Room 1048, Glen Allen, VA                                           23059
-----------------------------------------------                                        -------------
   (Address of principal executive offices)                                              (Zip Code)


              (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable


                                                                     Page 1 of 7

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ITEM 5.         OTHER EVENTS

                The November 2002 monthly Certificateholder's Statements to investors were distributed on December 10, 2002.

ITEM 7 (c).     EXHIBITS

                The following are filed as exhibits to this Report under Exhibit 20:

                1. September Performance Summary and Collateral Certificate Statement.

                2. Card Series Noteholder's Statement for the month of November 2002.




                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                              CAPITAL ONE MULTI-ASSET EXECUTION TRUST

                              By: CAPITAL ONE BANK
                                  Servicer

                              By:  /s/ Tom Feil
                                   ----------------------------
                                   Tom Feil
                                   Director of Capital Markets

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